Fourth Quarter 2013 Earnings Call February 28, 2014 Exhibit 99.2

Safe Harbor Statement/Regulation G Information

Some of the statements contained in today's presentation with respect to Pepco Holdings, Pepco, Delmarva Power and Atlantic City Electric, including each of their respective subsidiaries, are forward-looking statements within the meaning of the U.S. federal securities laws and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. These statements include declarations regarding the intents, beliefs and current expectations of one or more of PHI, Pepco, DPL or ACE (each, a Reporting Company) or their subsidiaries. In some cases you can identify forward-looking statements by terminology such as "may," "might," "will," "should," "could," "expects," "intends," "assumes," "seeks to," "plans," "anticipates," "believes," "projects," "estimates," "predicts," "potential," "future," "goal," "objective," or "continue", the negative or other variations of such terms, or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause one or more Reporting Companies' or their subsidiaries' actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. These forward-looking statements are qualified in their entirety by, and should be read together with, the risk factors included in the "Risk Factors" section and other statements in each Reporting Company's annual report on Form 10-K for the year ended December 31, 2013 filed on February 28, 2014 and in other Securities and Exchange Commission (SEC) filings, and investors should refer to these risk factor sections and such other statements. All such factors are difficult to predict, contain uncertainties, are beyond each Reporting Company's or its subsidiaries' control and may cause actual results to differ materially from those contained in the forward-looking statements. Any forward-looking statements speak only as of the date of this presentation and none of the Reporting Companies undertakes any obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for a Reporting Company to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on such Reporting Company's or its subsidiaries' business (viewed independently or together with the business or businesses of some or all of the other Reporting Companies or their subsidiaries) or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any specific factors that may be provided should not be construed as exhaustive.

PHI routinely makes available important information with respect to each Reporting Company, including copies of each Reporting Company's annual, quarterly and current reports filed with or furnished to the SEC under the Securities Exchange Act of 1934, on PHI's website at http://www.pepcoholdings.com/investors. PHI recognizes its website as a key channel of distribution to reach public investors and as a means of disclosing material non-public information to comply with each Reporting Company's disclosure obligations under SEC Regulation FD.

PHI discloses net income from continuing operations and related per share data (both as historical information and earnings guidance) excluding certain items (non-GAAP financial information) because management believes that these items are not representative of PHI's ongoing business operations. Management uses this information, and believes that such information is useful to investors, in evaluating PHI's period-over-period performance. The inclusion of this disclosure is intended to complement, and should not be considered as an alternative to, PHI's reported net income from continuing operations and related per share data in accordance with accounting principles generally accepted in the United States (GAAP).

Pepco Holdings Inc
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3 Fourth Quarter and Year End Earnings * Calculated, where applicable, using a composite income tax rate of approximately 35%. Note: See Regulation G information at the beginning of today’s presentation. Three Months Ended December 31, Year Ended December 31, (Millions of Dollars) 2013 2012 2013 2012 Reported (GAAP) Net Income from Continuing Operations $ 58 $ 34 $ 110 $ 218 Adjustments (after - tax )*:  Interest associated with c hange in assessment of corporate tax benefits related to the cross - border energy lease investments – – 66 –  Potomac Capital Investment Corporation (PCI) valuation allowances related to certain deferred tax assets – – 101 –  Impairment charges related to Pepco Energy Services long - lived assets 3 4 3 7 Adjusted Net Income from Continuing Operations (Non - GAAP) $ 61 $ 38 $ 280 $ 225

2013 Reliability Performance[(1)(2)]

Regulatory Jurisdiction	SAIFI[(3)] Component			SAIDI[(4)] (or CAIDI[(5)]) Component		
	2013 State Mandate	2013 Actual	Performance	2013 State Mandate	2013 Actual	Performance
ACE - New Jersey	1.71	1.45	15%	144*	93*	35%
Delmarva Power - Maryland	1.65	1.92	(17%)	179	210	(17%)
Delmarva Power - Delaware	N/A	1.29	N/A	295	140	53%
Pepco - Maryland	1.81	1.43	21%	169	136	20%
Pepco - District of Columbia	1.13	0.88	22%	161	124	23%

* CAIDI as the measuring unit

(1) Indices are compiled based on state/jurisdiction specific exclusion criteria
(2) Actual results rounded to two decimal places
(3) SAIFI – System Average Interruption Frequency Index
(4) SAIDI – System Average Interruption Duration Index (minutes)
(5) CAIDI – Customer Average Interruption Duration Index (minutes)

Pepco Holdings Inc
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Construction Expenditure Forecast

(Millions of Dollars)	2014	2015	2016	2017	2018	Total
Power Delivery						
Distribution	$ 776	$ 707	$ 771	$ 729	$ 752	$ 3,735
Transmission	318	290	260	255	285	1,408
Gas Delivery	29	28	28	28	29	142
Information Technology	66	33	24	21	22	166
Corporate Support and Other*	101	69	75	75	43	363
Total Power Delivery	**1,290**	**1,127**	**1,158**	**1,108**	**1,131**	**5,814**
Pepco Energy Services	**6**	**6**	**7**	**6**	**3**	**28**
Corporate and Other	**6**	**6**	**6**	**6**	**6**	**30**
Total PHI	**$ 1,302**	**$ 1,139**	**$ 1,171**	**$ 1,120**	**$ 1,140**	**$ 5,872**

* Corporate Support and Other category includes facilities, communications and other construction expenditures supporting the PHI utilities

Pepco Holdings Inc

Note: See Safe Harbor Statement at the beginning of today's presentation.

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6 Distribution Rate Cases – Pending Pepco – Maryland Regulatory lag mitigation measure proposed: ▪ Test period adjusted to recover additional reliability plant additions from April 2014 through September 2014 ($11.7 million of revenue) Note: See Safe Harbor Statement at the beginning of today’s presentation. Date of Position 12/4/13 Test Period 9 mos. actual and 3 mos. forecasted ending 9/30/13 Adjusted Rate Base $1,420.6 Equity Ratio 49.9% Return on Equity (ROE) 10.25% Net Revenue Requirement Increase $43.3 Residential Total Bill % Increase 3.3% Revenue Requirement Equating to 25 Basis Point Change in ROE $3.1 (Millions of Dollars) Pepco - Maryland Case No. 9336 This image cannot currently be displayed.

7 Distribution Rate Cases – Pending Delmarva Power – Delaware Electric Most Recently Filed Position 9/20/13 Test Period 12 mos. actual data ending 12/31/12 Adjusted Rate Base $745.6 Equity Ratio 49.2% Return on Equity (ROE) 10.25% Net Revenue Requirement Increase $39.0 (1)(2) Residential Total Bill % Increase 5.4% Revenue Requirement Equating to 25 Basis Point Change in ROE $1.5 (Millions of Dollars) Delmarva Power - Delaware Electric Docket No. 13-115 Regulatory lag mitigation measure proposed: ▪ Test period adjusted to recover additional reliability plant additions from January 2013 through December 2013 ($ 8.8 million of revenue) Note: See Safe Harbor Statement at the beginning of today’s presentation. (1) As permitted by Delaware law, Delmarva Power implemented interim rate increases of $2.5 million on June 1, 2013 and an additional $25.1 million on October 22, 2013, subject to refund (2) Intervenors’ revenue requirements are as follows: PSC Staff $11.4 million based on 9.35% ROE; Division of Public Advocate $ 7.5 million based on 9.35% ROE Procedural Schedule Initial Filing Date 3/22/13 Evidentiary Hearings 11/13 - 11/14, 11/18/13 Hearing Examiner's Report 3/3/14 Expected Timing of Decision April 2014

8 Distribution Rate Cases – Pending Pepco – District of Columbia Most Recently Filed Position 12/3/13 Test Period 12 mos. actual data ending 12/31/12 Adjusted Rate Base $1,365.6 Equity Ratio 49.2% Return on Equity (ROE) 10.25% Net Revenue Requirement Increase $44.8 (1)(2) Residential Total Bill % Increase 6.6% Revenue Requirement Equating to 25 Basis Point Change in ROE $2.8 (Millions of Dollars) Pepco - District of Columbia FC No. 1103 Regulatory lag mitigation measure proposed: ▪ Test period adjusted to recover additional reliability plant additions from September 2013 through December 2013 ($5.9 million of revenue) (1) Once a revenue requirement is approved, depreciation expense will increase by $5.3 million based on filed depreciation study (2) Intervenors’ revenue requirements are as follows: Washington Metropolitan Area Transit Authority (WMATA) $44.2 million based on 9.6% ROE; Apartment and Office Building Association (AOBA) $17.5 million based on 9.1% ROE; Office of People’s Counsel (OPC) ($ 13.4) million based on 8.8% ROE Note: See Safe Harbor Statement at the beginning of today’s presentation. Procedural Schedule Initial Filing Date 3/8/13 Evidentiary Hearings 11/4 - 11/8/13 Expected Timing of Decision Q1-2014

9 Company/Jurisdiction Targeted Filing Date (1) Pepco - Maryland Filed on December 4, 2013 Atlantic City Electric March 2014 Delmarva Power - Maryland 2Q2014 Pepco - District of Columbia 2Q2014 Delmarva Power - Delaware 2Q2014 (2) Pepco - Maryland 4Q2014 Distribution Rate Cases – Next Cycle (1) Timing of targeted filing dates may be affected by financial projections and other considerations (2) Intend to update and re - file the Forward Looking Rate Plan upon completion of the pending base rate case Note: See Safe Harbor Statement at the beginning of today’s presentation.

10 Proposed Forward Looking Rate Plan Filing Delmarva Power – Delaware Electric ▪ In Delmarva Power’s November 2012 Delaware Electric settlement (Docket No. 11 - 528), Delmarva Power, the Delaware Public Service Commission (DPSC) Staff and the Division of the Public Advocate agreed to meet to discuss: • Establishment of metrics to help customers understand the benefits of infrastructure investment • Alternative regulatory mechanisms, including multi - year rate plans ▪ On October 2, 2013, Delmarva Power filed a unique Forward Looking Rate Plan (FLRP) in Delaware (electric) • Filing proposes annual rate increases over a four - year period • FLRP provides the opportunity for Delmarva Power to earn the proposed allowed ROE of 9.75% • The FLRP also proposes stricter reliability standards, with bill credits to customers in the event that minimum reliability standards are not met ▪ O n October 22, 2013, the DPSC opened Docket No. 13 - 384 to review the details of the FLRP • Delmarva Power intends to update and re - file the FLRP after the completion of the pending base rate case Note: See Safe Harbor Statement at the beginning of today’s presentation. The adoption of the FLRP would move the Company towards a more efficient and performance based regulatory framework

11 ▪ On February 4, 2014, the Council of the District of Columbia approved the $1 billion undergrounding legislation initially recommended by the District of Columbia’s Power Line Undergrounding Task Force ▪ The legislation is expected to become law early in the second quarter of 2014 following a 30 - day Congressional review period ▪ Once the legislation becomes law, Pepco will submit a financing plan and a construction plan, including surcharge cost recovery, to the Public Service Commission; approval expected fourth quarter of 2014 ▪ The program will underground up to 60 high voltage distribution feeder lines over a seven to ten year period in areas most impacted by storms and overhead related outages ▪ Funding will be split 50/50 between Pepco and the District of Columbia ▪ Pepco’s cost recovery will be through a customer surcharge until the assets are moved to rate base Pepco Undergrounding Status – District of Columbia Note: See Safe Harbor Statement at the beginning of today’s presentation.

12 MAPP Abandoned Cost Recovery ▪ O n February 28, 2013, FERC issued an order concluding that the MAPP project was canceled for reasons beyond the Company’s control and granted recovery of prudently incurred costs ▪ K ey elements of the Order: • Established a hearing to review the prudence of the $87.5 million abandonment costs and the requested 5 year amortization period • Disallowed the incentive and RTO membership adders, which reduce the project’s ROE from 12.8% to 10.8% • Denied 50% recovery of the $ 4 million of costs incurred prior to November 1, 2008 (the date of the MAPP incentive order) ▪ On December 18, 2013, all parties involved in the proceeding filed a “black box” settlement agreement with FERC that would resolve all pending issues, including rehearing issues • The settlement provides for recovery amount of $80.5 million over 3 years • PHI retains title to real property assets Note: See Safe Harbor Statement at the beginning of today’s presentation.

13 Sales and Decoupling ▪ Sales decline driven by: • Lower residential usage in Atlantic City Electric • Lower commercial usage in all jurisdictions • Lower industrial usage in Delmarva Power - Delaware ▪ With decoupling in place in Maryland and the District of Columbia, approximately two - thirds of forecasted distribution revenue is decoupled from consumption 2013 2013 vs. 2012 2013 2013 vs. 2012 Actual % Change Actual % Change Pepco 5,970 (0.8%) 25,822 (0.8%) Delmarva Power 2,954 (1.2%) 12,434 (2.4%) Atlantic City Electric 2,089 0.0% 9,221 (2.2%) Total Power Delivery 11,013 (0.7%) 47,477 (1.5%) * Weather normalized gigawatt hour sales Fourth Quarter Sales* December Year-to-Date Sales* Note: See Safe Harbor Statement at the beginning of today’s presentation.

14 Pepco Energy Services Signed Contracts 2013 vs. 2012 (Millions of Dollars) ▪ PES earned $6 million in adjusted net income* from continuing operations in 2013 compared to a $1 million adjusted net loss* from continuing operations in 2012 ▪ ESCO market is in the early stages of recovery and contract signings are up from last year • Signed $66 million of energy efficiency contracts in 2013 vs. $9 million in 2012 ▪ Underground transmission and distribution construction business (W.A. Chester) remains strong • Signed $111 million in underground transmission contracts in 2013 vs. $47 million in 2012 * 2013 adjusted net income excludes $3 million ($4 million, pre - tax) of impairment charges related to long - lived assets; 2012 adjusted net income excludes $7 million ($12 million, pre - tax) of impairment charges related to long - lived assets Note: See Safe Harbor Statement/Reg. G Information at the beginning of today’s presentation. Expect PES to contribute between $6 - $8 million in after - tax earnings in 2014 $0 $20 $40 $60 $80 $100 $120 ESCO W.A. Chester 2012 2013

15 Reconciliation of GAAP EPS to Adjusted EPS Note: See Regulation G Information at the beginning of today’s presentation. Three Months Ended December 31, Year Ended December 31, 2013 2012 2013 2012 Reported (GAAP) Earnings per Share from Continuing Operations $ 0.23 $ 0.15 $ 0.45 $ 0.95 Adjustments (after - tax )*:  Interest associated with c hange in assessment of corporate tax benefits related to the cross - border energy lease investments – – 0.27 –  PCI valuation allowances related to certain deferred tax assets – – 0.41 –  Impairment charges related to Pepco Energy Services long - lived assets 0.01 0.02 0.01 0.03 Adjusted Earnings per Share from Continuing Operations ( Non - GAAP) $ 0.24 $ 0.17 $ 1.14 $ 0.98 * Calculated, where applicable, using a composite income tax rate of approximately 35%

Adjusted Earnings Per Share Variance – Year Ended December 31

	Year Ended December 31,			
	Power Delivery	Pepco Energy Services	Corporate and Other	Total PHI
2012 Earnings (loss) per share from Continuing Operations (GAAP) (1)	**$ 1.02**	**$ (0.03)**	**$ (0.04)**	**$ 0.95**
2012 Adjustment (2)				
• Pepco Energy Services impairment charges	–	0.03	–	0.03
2012 Adjusted earnings (loss) per share from Continuing Operations (Non-GAAP)	1.02	–	(0.04)	0.98
Change from 2012 Adjusted earnings (loss) per share from Continuing Operations				
Regulated Operations				
• Distribution Revenue				
- Weather (estimate) (3)	0.02	–	–	0.02
- Rate Increases	0.28	–	–	0.28
- Other Distribution Revenue	0.01	–	–	0.01
• Transmission Revenue	0.02	–	–	0.02
• Standard Offer Service Margin	(0.03)	–	–	(0.03)
• Operation & Maintenance	0.07	–	–	0.07
• Depreciation & Amortization	(0.05)	–	–	(0.05)
• Other, net	(0.03)	–	–	(0.03)
Pepco Energy Services	–	0.02	–	0.02
Corporate and Other	–	–	(0.01)	(0.01)
Net Interest Expense	(0.03)	-	(0.02)	(0.05)
Income Tax Adjustments	(0.02)	–	0.01	(0.01)
Dilution	(0.08)	–	–	(0.08)
2013 Adjusted earnings (loss) per share from Continuing Operations (Non-GAAP)	1.18	0.02	(0.06)	1.14
2013 Adjustments (2)				
• Interest associated with change in assessment of corporate tax benefits related to the cross-border energy lease investments	–	–	(0.27)	(0.27)
• PCI valuation allowances related to certain deferred tax assets	–	–	(0.41)	(0.41)
• Pepco Energy Services impairment charges	–	(0.01)	–	(0.01)
2013 Earnings (loss) per share from Continuing Operations (GAAP) (4)	**$ 1.18**	**$ 0.01**	**$ (0.74)**	**$ 0.45**

(1) The 2012 weighted average number of diluted shares outstanding was 230 million.

(2) Management believes the adjusted items are not representative of the Company's ongoing business operations. The presentation of this Non-GAAP financial information is intended to complement, and should not be considered an alternative to, the GAAP information.

(3) The effect of weather compared to the 20-year average weather is estimated to have had no impact on earnings.

(4) The 2013 weighted average number of diluted shares outstanding was 246 million.

Pepco Holdings Inc *Note: See Regulation G information at the beginning of today's presentation.* 16

Adjusted Earnings Per Share Variance – Three Months Ended December 31

	Three Months Ended December 31,			
	Power Delivery	Pepco Energy Services	Corporate and Other	Total PHI
2012 Earnings (loss) per share from Continuing Operations (GAAP) (1)	**$ 0.18**	**$ (0.02)**	**$ (0.01)**	**$ 0.15**
2012 Adjustment (2)				
• Pepco Energy Services impairment charges	–	0.02	–	0.02
2012 Adjusted earnings (loss) per share from Continuing Operations (Non-GAAP)	0.18	–	(0.01)	0.17
Change from 2012 Adjusted earnings (loss) per share from Continuing Operations				
Regulated Operations				
• Distribution Revenue				
- Weather (estimate) (3)	0.01	–	–	0.01
- Rate Increases	0.06	–	–	0.06
- Other Distribution Revenue	0.02	–	–	0.02
• Transmission Revenue	0.02	–	–	0.02
• Operation & Maintenance	0.04	–	–	0.04
• Depreciation & Amortization	(0.03)	–	–	(0.03)
• Other, net	(0.01)	–	–	(0.01)
Pepco Energy Services	–	0.01	–	0.01
Corporate and Other	–	–	(0.01)	(0.01)
Income Tax Adjustments	(0.02)	–	–	(0.02)
Dilution	(0.02)	–	–	(0.02)
2013 Adjusted earnings (loss) per share from Continuing Operations (Non-GAAP)	0.25	0.01	(0.02)	0.24
2013 Adjustment (2)				
• Pepco Energy Services impairment charges	–	(0.01)	–	(0.01)
2013 Earnings (loss) per share from Continuing Operations (GAAP) (4)	**$ 0.25**	**$ –**	**$ (0.02)**	**$ 0.23**

(1) The 2012 weighted average number of diluted shares outstanding was 232 million.
(2) Management believes the adjusted items are not representative of the Company's ongoing business operations. The presentation of this Non-GAAP financial information is intended to complement, and should not be considered an alternative to, the GAAP information.
(3) The effect of weather compared to the 20-year average weather is estimated to have had no impact on earnings.
(4) The 2013 weighted average number of diluted shares outstanding was 250 million.

Pepco Holdings Inc *Note: See Regulation G information at the beginning of today's presentation.* 17

18 Pension and OPEB Impacts $67 $57 $40 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2012A 2013A 2014E Pension & OPEB $200 $120 $0 $0 $50 $100 $150 $200 $250 $300 2012A 2013A 2014E Pension Net Pension & OPEB Pre - Tax Expense (O&M) Pension Cash Contributions ( Millions of Dollars ) (Millions of Dollars ) Note: See Safe Harbor Statement at the beginning of today’s presentation. Pension 12/31/13 OPEB 12/31/13 Pension Cost Assumptions 2013 2014 Assets $2,116 Assets $368 Discount Rate 4.15% 5.05% Plan Obligations $2,238 Plan Obligations $574 Expected Return on Assets 7.00% 7.00% (Long-term) Key Metrics – Pension and OPEB Plans (Millions of Dollars)

19 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 2013 Adjusted* 2014E Guidance 2014 Earnings Guidance Earnings Per Share $ 1.12 - $1.27 $1.14 The guidance range excludes: ▪ The results of discontinued operations and the impact of any special, unusual or extraordinary items ▪ The effect of adopting new accounting standards ▪ The effect of changes in tax law ▪ Impairment of assets The guidance range assumes: ▪ Normal weather conditions * See slide 15 for reconciliation of GAAP earnings per share to adjusted earnings per share. Note: See Safe Harbor Statement/Reg. G Information at the beginning of today’s presentation.

20 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 2013 Adjusted Annualization of 2013 Rate Case Outcomes Transmission Revenue PES Other, net Interest Expense Dilution Income Tax Adjustments O&M Depreciation & Amortization(2) 2014E Guidance $1.14 ($0.11) ($0.05) ( $0.03) ( $0.02) $ 0.01 $ 0.03 ( $0.01) $ 0.01 $ 0.09 $1.12 - $1.27 Includes Impact of Regulatory Outcomes 2014 Earnings Guidance (continued) Earnings Per Share – 2013 Adjusted (1) vs. 2014 Guidance Note: See Safe Harbor Statement/Reg. G Information at the beginning of today’s presentation. (1) See slide 15 for reconciliation of GAAP earnings per share to adjusted earnings per share. (2) Includes $0.04 of amortization, the majority of which is due to the expiration of an accelerated amortization credit for Atlantic City Electric that reduced an excess depreciation reserve.